Exhibit 10.4

INTERCREDITOR AGREEMENT

Dated: April 26, 2022

To:	Puritan Partners LLC
4 Puritan Road
Rye, New York 10580
Attention: Richard Smithline
Email: rs@centrecourtam.com

Gaming Technologies, Inc., a Delaware corporation (the “Company”) and Puritan Partners LLC, a New York limited liability corporation, (the “Lender”) are parties to certain indebtedness evidenced by a 10% Original Discount Senior Secured Convertible Note due November 18, 2022. In order to induce Lender to permit the Company to enter into a subordinated unsecured loan in an amount not to exceed $277,778 to ___________________________ (“Subordinated Lender”), the parties hereby agree as follows. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Securities Purchase Agreement dated November 18, 2021 by and between the Company and Lender.

1.                  The payment of any and all Subordinated Obligations (as defined below) is expressly subordinated to the Senior Debt (as defined below) to the extent and in the manner set forth in this Intercreditor Agreement. The term “Subordinated Obligations” means all obligations, or instruments setting forth such obligations of the Company ( the “Borrower”) now existing or hereafter arising, to Subordinated Lender under and indebtedness, now outstanding or hereafter incurred. The term “Senior Debt” means any and all obligations of Borrower to the Lender or any other holder of a Note under, in connection with or in any way related to the Note or other Transaction Documents. Subordinated Lender and Borrower shall not amend or modify the Subordinated Obligations in any manner whatsoever without the prior written consent of the Lender, and Borrower shall not be permitted to pay the Subordinated Obligations, except as provided in Section 2 below, without the prior written consent of the Lender. Notwithstanding anything to the contrary contained in this Subordination Agreement, the Lender shall constitute a senior creditor under the terms hereof until such time when all Senior Debt owing to the Lender has been indefeasibly paid and satisfied in full.

2.                  Until the Senior Debt is indefeasibly paid in full, Borrower may not make, and the undersigned may not accept, any payments in cash under the Subordinated Obligations without the prior written consent of the Lender. Subordinated Lender also agrees that notwithstanding any of the terms in the Subordinated Obligations they shall not be due and payable in cash prior to the payment in full of the Senior Debt.

3.                  Any payments on the Subordinated Obligations received by Subordinated Lender other than as expressly permitted in Section 2 above, shall be held in trust for the Lender and Subordinated Lender will forthwith turn over any such payments in the form received, properly endorsed, to the Lender to be applied to the Senior Debt as determined by the Lender.

4.                  Subordinated Lender agrees that it will not make any assertion or claim in any action, suit or proceeding of any nature whatsoever in any way challenging the priority, validity or effectiveness of the liens and security interests granted to the Lender under the Note or other Transaction Documents, or any amendment, extension, replacement thereof or related agreement, instrument or document between the Borrower and the Lender.

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5.                  The undersigned will not commence any action or proceeding against any Borrower to recover all or any part of the Subordinated Obligations not paid when due and shall at no time join with any creditor in bringing any proceeding against Borrower under any liquidation, conservatorship, bankruptcy, reorganization, rearrangement, or other insolvency law now or hereafter existing (collectively, an “Insolvency Proceeding”) or any other legal proceeding of any kind, during any period in which the undersigned is not permitted to receive payments under Section 2 hereof.

6.                  The Lender may at any time and from time to time, without the consent of or notice to Subordinated Lender, without incurring responsibility to Subordinated Lender, and without impairing or releasing any of the Lender’s rights, or any of the obligations of Subordinated Lender, hereunder:

(a)               Change the amount, manner, place or terms of payment or change or extend the time of payment of or renew or alter the Note and Transaction Documents, or any part thereof, or amend, supplement or replace the Note or Transaction Documents and/or any notes executed in connection therewith in any manner or enter into or amend, supplement or replace in any manner any other agreement relating to the Note or Transaction Documents (collectively the “Senior Debt Documents”), provided that without the prior written consent of Subordinated Lender, the Senior Debt Documents shall not be amended so as to contravene the provisions of this Agreement;

(b)              Release anyone liable in any manner for the payment or collection of the Senior Debt;

(c)               Exercise or refrain from exercising any rights against Borrower or any other Person (including Subordinated Lender); and

(d)               Apply sums paid by any party to the Senior Debt in any order or manner as determined by the Lender.

7.                  The undersigned will advise each future holder of all or any part of the Subordinated Obligations that the Subordinated Obligations is subordinated to the Senior Debt in the manner and to the extent provided herein. Subordinated Lender will not transfer or assign, except to the Lender, any part of the Subordinated Obligations while any Senior Debt remains outstanding, unless such transfer or assignment is made expressly subject to this Intercreditor Agreement.

8.                  This Intercreditor Agreement contains the entire agreement between the parties regarding the subject matter hereof and may be amended, supplemented or modified only by written instrument executed by the Lender, Borrower and Subordinated Lender. To the extent that any provisions of this Intercreditor Agreement conflict with the provisions the Note or any Transaction Document in respect of payments to Subordinated Lender, the provisions of this Agreement shall control.

9.                    Subordinated Lender represents and warrants that (a) neither the execution or delivery of this Intercreditor Agreement nor fulfillment of nor compliance with the terms and provisions hereof will conflict with, or result in a breach of the terms, conditions, or provisions of or constitute a default under any agreement or instrument to which Subordinated Lender or any of the Subordinated Lender’s assets is now subject; (b) Subordinated Lender is sui juris and has the full right, power, authority and capacity to enter into this Intercreditor Agreement; (c) the making and performance by Subordinated Lender of this Intercreditor Agreement does not and will not violate any provision of law, rules, regulations, or orders affecting Subordinated Lender or the Subordinated Obligations; (d) this Intercreditor Agreement has been duly and validly executed and delivered by Subordinated Lender and constitutes the legal, valid and binding obligation of Subordinated Lender enforceable in accordance with its terms; and (e) no approval or consent of, or filing or registration with, any state or federal regulatory or governmental authority is required in connection with the execution, delivery and performance of this Intercreditor Agreement.

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10.              This Intercreditor Agreement may be assigned by the Lender in whole or in part in connection with any assignment or transfer of any portion of the Senior Debt, and, in connection with such assignment or transfer, Subordinated Lender shall, if requested by such assignee or transferee, execute with such assignee or transferee a subordination agreement substantially similar to this Intercreditor Agreement.

11.              This Intercreditor Agreement shall be a continuing agreement, shall be binding upon and shall inure to the benefit of the parties hereto from time to time and their respective heirs, successors, representatives and assigns, shall be irrevocable and shall remain in full force and effect until the Senior Debt shall have been indefeasibly paid and satisfied in full in cash, but shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any amount paid by or on behalf of Borrower with regard to the Senior Debt is rescinded or must otherwise be restored or returned upon any Insolvency Proceeding of any Borrower, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee, custodian, or similar officer, for Borrower or any substantial part of its property, or otherwise, all as though such payments had not been made.

12.                 In the event that the Senior Debt is refinanced in full, Subordinated Lender agrees at the request of such refinancing party to enter into a intercreditor agreement on terms substantially the same as those contained in Intercreditor Agreement with respect to amounts first becoming due after such date, so long as the terms of such refinancing permit the repayment of the Subordinated Obligations as and when due, on terms no more restrictive or limiting than those set forth under the Note as in effect on the date hereof.

13.               This Intercreditor Agreement, and all matters arising herefrom or relating hereto (whether arising in tort, contract or otherwise), shall be governed by and construed in accordance with the laws of the State of New York, without regard to its otherwise applicable principles of conflicts of laws. The provisions of this Intercreditor Agreement and other agreements and documents referred to herein are to be deemed severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect. Each party hereto irrevocably consents to the jurisdiction of the state or federal courts located in the State of New York or of the United States of America for the Southern District of New York, in each located in the County of New York, in any and all actions and proceedings whether arising hereunder or under any other agreement or undertaking. EACH PARTY HERETO HEREBY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION COMMENCED BY OR AGAINST ANY SENIOR CREDITOR WITH RESPECT TO RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO.

14.              Two or more duplicate originals, as well as counterparts, of this Intercreditor Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument. Signature delivered by electronic mail, facsimile or other electronic transmission shall bind the parties hereto.

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Dated as of the date and year first set forth above.

__________________________
Name:
Title:

Intending to be legally bound, Borrower consents and agrees

to the terms of the Intercreditor Agreement as of the date first above written:

GAMING TECHNOLOGIES, INC.

By: ______________________________

Name: Jason Drummond

Title: CEO

Agreed to and Acknowledged:

PURITAN PARTNERS LLC

By:

Name: Richard Smithline

Title: Managing Member

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